UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 M Street, NW
Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described under Item 5.07 of this report, on June 9, 2015, the stockholders of The Advisory Board Company (the “Company”) voted at the Company’s 2015 annual meeting of stockholders (the “2015 annual meeting”) to approve an amendment to The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan (the “Incentive Plan”) to authorize the Company to reserve as additional shares of Company common stock for issuance pursuant to the Incentive Plan:

•	3,800,000 shares of common stock; and

•	all shares of common stock available for future awards under the Company’s 2005 Stock Incentive Plan (the “2005 Incentive Plan”) as of June 9, 2015, as well as all shares subject as of that date to outstanding awards under the 2005 Incentive Plan that cease to become subject to such awards (other than by reason of exercise or settlement of such awards to the extent the awards are exercised for or settled in vested and nonforfeitable shares).

The Incentive Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, any of which may be performance-based, and for incentive bonuses, which may be paid in cash or stock or a combination thereof, to officers and other employees of the Company and its subsidiaries, as well as to certain directors and service providers. The Company’s Board of Directors approved the foregoing amendment on April 20, 2015, subject to stockholder approval at the 2015 annual meeting.

On April 20, 2015, the Company’s Board of Directors approved additional amendments to the Incentive Plan that become effective on June 9, 2015 upon stockholder approval of the share increase amendment described above. The additional amendments:

•	subject awards of options and stock appreciation rights granted under the Incentive Plan to minimum vesting requirements, and eliminate existing exceptions to such minimum vesting requirements for awards of restricted stock and restricted stock units. As a result, subject to exceptions for death, disability, a change of control of the Company, or termination of employment for awards granted 12 months or more before the termination date, the grant, issuance, retention, vesting, settlement, or exercisability of shares under any award that is based solely on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than 12 months, and the grant, issuance, retention, vesting, settlement, or exercise of shares under any award that is based solely on continued employment or the passage of time may not vest or be settled in full prior to the 36th month following its date of grant (other than awards to non-employee directors, which will be subject only to a one-year minimum vesting requirement), but such grant, issuance, retention, vesting, settlement, or exercise may be subject to pro-rata vesting over such 36-month period following a one-year minimum vesting period; and

•	eliminate the authority of the administrator of the Incentive Plan to waive, amend, or make exceptions to restrictions on awards, and, except with respect to awards representing a maximum of 5% of shares issuable under the Incentive Plan, eliminate the administrator’s authority to accelerate the vesting, exercisability, or lapse of conditions of awards at any time in circumstances other than those referred to above.

A copy of the Incentive Plan, as amended by the amendments described above, is filed as Exhibit 10.1 to this report and is incorporated by reference in this Item 5.02. The material terms of the Incentive Plan are described in the Company’s definitive proxy statement on Schedule 14A for the 2015 annual meeting filed with the Securities and Exchange Commission on April 28, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2015 annual meeting on June 9, 2015. At the 2015 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2015 annual meeting filed with the Securities and Exchange Commission on April 28, 2015.

(b) The final voting results with respect to each proposal voted upon at the 2015 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected by a plurality of the votes cast each of the nine nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2016 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

Name of Director Nominee	For	Withheld	Broker Non- Votes
Sanju K. Bansal	39,347,184	85,853	1,645,306
David L. Felsenthal	39,112,899	320,138	1,645,306
Peter J. Grua	34,333,907	5,099,130	1,645,306
Nancy Killefer	39,347,583	85,454	1,645,306
Kelt Kindick	38,914,903	518,134	1,645,306
Robert W. Musselwhite	38,770,899	662,138	1,645,306
Mark R. Neaman	39,144,208	288,829	1,645,306
Leon D. Shapiro	39,064,848	368,189	1,645,306
LeAnne M. Zumwalt	39,996,103	436,934	1,645,306

There were no abstentions in the election of directors.

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, as set forth below:

For	Against	Abstentions
40,854,307	180,715	43,321

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved an amendment to the Incentive Plan to increase the number of shares issuable under the Incentive Plan, as set forth below:

For	Against	Abstentions	Broker Non-Votes
30,432,176	8,953,155	47,706	1,645,306

Proposal 4

The Company’s stockholders approved, by a non-binding, advisory vote, the Company’s named executive officer compensation as described in the proxy statement for the 2015 annual meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
24,070,394	15,177,562	185,081	1,645,306

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this report:

Exhibit Number	Description of Exhibit

10.1	The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan.

10.2	2015 Form of Award Agreement for Restricted Stock Units pursuant to The Advisory Board Company 2009 Stock Incentive Plan.

10.3	2015 Form of Award Agreement for Qualified Stock Options pursuant to The Advisory Board Company 2009 Stock Incentive Plan.

10.4	2015 Form of Award Agreement for Non-Qualified Stock Options pursuant to The Advisory Board Company 2009 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: June 15, 2015	/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer (Duly Authorized Officer)

Exhibit Number	Description of Exhibit

10.1	The Advisory Board Company Amended and Restated 2009 Stock Incentive Plan.

10.2	2015 Form of Award Agreement for Restricted Stock Units pursuant to The Advisory Board Company 2009 Stock Incentive Plan.

10.3	2015 Form of Award Agreement for Qualified Stock Options pursuant to The Advisory Board Company 2009 Stock Incentive Plan.

10.4	2015 Form of Award Agreement for Non-Qualified Stock Options pursuant to The Advisory Board Company 2009 Stock Incentive Plan.